                    SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.

                                FORM 8-K/A

                              AMENDMENT NO. 1

                              CURRENT REPORT

                  Pursuant to Section 13 of 15(d) of the
                     Securities Exchange Act of 1934

                              June 27, 1996
             ------------------------------------------------
             Date of Report (date of earliest event reported)

                         DATALINK SYSTEMS CORPORATION
           ----------------------------------------------------
           Exact name of Registrant as Specified in its Charter

         Nevada                  33-21508                 35-3574355
- ---------------------------   ---------------     ---------------------------
State or Other Jurisdiction   Commission File     IRS Employer Identification
     of Incorporation             Number                    Number

                17420 High Street, Los Gatos, California 95032
          ----------------------------------------------------------
          Address of Principal Executive Offices, Including Zip Code

                              (408) 354-5604
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The following financial statements for DSC Datalink Systems Corporation are filed herewith:

                                                                  Page(s)

          Independent Auditors' Report                              F-1

          Balance Sheets as of December 31, 1995 and 1994           F-2

          Statements of Operations for the Years ended
          December 31, 1995 and 1994 and for the Period
          from June 15, 1993 (date of inception) to
          December 31, 1995                                         F-3

          Statements of Shareholders' Deficit for the
          Period from June 15, 1993 (date of inception)
          to December 31, 1995                                      F-4

          Statements of Cash Flows for the Years ended
          December 31, 1995 and 1994 and for the Period
          from June 15, 1993 (date of inception) to
          December 31, 1995                                         F-5

          Notes to Financial Statements                          F-6 to F-9

     (c)  EXHIBITS.

          Exhibit 10 Agreement Concerning the Exchange of Common Stock Between Datalink Systems Corporation and Datalink Communications Corporation*
          _______________

          * Previously filed

                REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Directors and Shareholders
DSC Datalink Systems Corporation:

We have audited the accompanying balance sheets of DSC Datalink Systems Corporation (a company in the development stage) as of December 31, 1995 and 1994, and the related statements of operations, shareholders' deficit and cash flows for the years ended December 31, 1995 and 1994 and for the period from June 15, 1993 (date of inception) to December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimatesmade by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DSC Datalink Systems Corporation (a company in the development stage) as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years ended December 31, 1995 and 1994, and for the period from June 15, 1993 (date of inception) to December 31, 1995, in conformity with generally accepted accounting principles of the United States.

/s/ Coopers & Lybrand L.L.P.
COOPERS & LYBRAND L.L.P.

San Jose, California
September 6, 1996

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                 DSC DATALINK SYSTEMS CORPORATION
               (a company in the development stage)

            BALANCE SHEETS, December 31, 1995 and 1994
             (all dollar amounts in Canadian dollars)
                               ----

               ASSETS                               1995        1994

Current assets:
  Cash and cash equivalents                      $  22,244   $  43,994
  Other receivables                                 11,726       2,985
  Prepaid expenses                                   9,843       2,500

    Total current assets                            43,813      49,479

Property and equipment, net                         66,893      11,760

Total assets                                     $ 110,706   $  61,239

               LIABILITIES

Current liabilities:
  Accounts payable and accrued liabilities       $  63,432   $  20,697
  Payable to related parties                        30,000     235,700
  Deferred revenue                                 100,000

    Total liabilities                              193,432     256,397

Commitments (Note 6).

               SHAREHOLDERS' DEFICIT

Class A common stock, no par value:
  Authorized: 25,000,000 shares in
    1995 and 1994;
  Issued and outstanding: 5,280,000
    shares in 1995 and 100 shares
    in 1994                                        720,290           1

Deficit accumulated during the
  development stage                               (803,016)   (195,159)

    Total shareholders' deficit                    (82,726)   (195,158)

      Total liabilities and
        shareholders' deficit                    $ 110,706   $  61,239

The accompanying notes are an integral part of these financial statements.

                 DSC DATALINK SYSTEMS CORPORATION
               (a company in the development stage)

                     STATEMENTS OF OPERATIONS
             (all dollar amounts in Canadian dollars)
                               ----

                                                                 Period from
                                                                 June 15, 1993
                                                                   (date of
                                                                 inception) to
                                        Year Ended December 31,   December 31,

                                            1995        1994          1995

Operating expenses:

  Research and development              $ 222,365    $  80,217     $ 346,424
  Sales and Marketing                     221,261       18,539       255,081
  General and administrative              170,529       37,027       213,209

    Loss from operations                  614,155      135,783       814,714

Other income                                6,298        5,400        11,698

      Net loss                          $(607,857)   $(130,383)    $(803,016)

The accompanying notes are an integral part of these financial statements.

                 DSC DATALINK SYSTEMS CORPORATION
               (a company in the development stage)

               STATEMENTS OF SHAREHOLDERS' DEFICIT
                for the period from June 15, 1993
             (date of inception) to December 31, 1995
             (all dollar amounts in Canadian dollars)
                               ----

                                                        Deficit
                                                       Accumulated   Total
                                       Class A         During the    Share-
                                     Common Stock      Development  holders'
                                   Shares    Amount       Stage     Deficit

  Issuance of common stock at
    $0.0001 per share to
    founders for cash                  100  $       1              $       1

  Net loss                                             $ (64,776)    (64,776)

Balances, December 31, 1993            100          1    (64,776)    (64,775)

  Net loss                                              (130,383)   (130,383)

Balances, December 31, 1994            100          1   (195,159)   (195,158)

  Issuance of common stock for
    cash                           940,000    360,000                360,000
  Issuance of common stock in
    exchange for note payable      900,000    225,000                225,000

  Issuance of common stock in
    exchange for related party
    services rendered            3,439,900    135,289                135,289

  Net loss                                              (607,857)   (607,857)

Balances, December 31, 1995      5,280,000  $ 720,290  $(803,016)  $ (82,726)

The accompanying notes are an integral part of these financial statements.

                 DSC DATALINK SYSTEMS CORPORATION
               (a company in the development stage)

                     STATEMENTS OF CASH FLOWS
             (all dollar amounts in Canadian dollars)
                                     ----                        Period From
                                                                   June 15,
                                                                1993 (date of
                                              Year Ended        inception) to
                                              December 31,       December 31,
                                            1995        1994         1995
Cash flows from operating activities:
  Net loss                               $(607,857)  $(130,383)   $(803,016)
  Adjustments to reconcile net loss
    to net cash used in operating
    activities:
    Depreciation and amortization           13,274       2,025       15,299
    Common stock issued for services       135,289                  135,289
    Changes in operating assets and
      liabilities:
      Other receivables                     (8,741)     (1,706)     (11,726)
      Prepaid expenses                      (7,343)     (2,500)      (9,843)
      Accounts payable and accrued
        liabilities                         42,735      16,624       63,432
      Deferred revenue                     100,000                  100,000

        Net cash used in operating
          activities                      (332,643)   (115,940)    (510,565)

Cash flows from investing activities:
  Purchase of property and equipment       (68,407)    (13,785)     (82,192)

        Net cash used in investing
          activities                       (68,407)    (13,785)     (82,192)

Cash flows from financing activities:
  Proceeds from issuance of
    common stock                           360,000                  360,001
  Proceeds from issuance of
    notes payable                           19,300     120,700      255,000

      Net cash provided by financing
        activities                         379,300     120,700      615,001

        Net increase (decrease) in
          cash and cash equivalents        (21,750)     (9,025)      22,244

Cash and cash equivalents, beginning
  of period                                 43,994      53,019            -

Cash and cash equivalents, end
  of period                              $  22,244   $  43,994    $  22,244

Supplemental schedule of noncash in-
  vesting and financing activities:

Issuance of common stock for
  notes payable                          $ 225,000                $ 225,000
The accompanying notes are an integral part of these financial statements.

                 DSC DATALINK SYSTEMS CORPORATION
               (a company in the development stage)

                  NOTES TO FINANCIAL STATEMENTS
             (all dollar amounts in Canadian dollars)
                               ----

1.  FORMATION AND BUSINESS OF THE COMPANY:

DSC Datalink Systems Corporation, (the Company) was incorporated on June 15, 1993 in Vancouver, British Columbia, Canada to develop wireless information services. Through December 31, 1995, the Company has devoted substantially all of its efforts to develop its product, raise capital and recruit personnel.

2.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

BASIS OF PRESENTATION:

The financial statements of the Company have been prepared in accordance with United States generally accepted accounting principles. All amounts herein are shown in Canadian dollars.

CASH AND CASH EQUIVALENTS:

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

PROPERTY AND EQUIPMENT:

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is provided using the declining method over the estimated useful lives of the assets, generally two to five years.

INVESTMENT TAX CREDIT:

The Company records Canadian investment tax credits (ITC's) arising from research and development expenditures at the time the claim is approved which is normally in the year subsequent to the year of the claim.

RESEARCH AND DEVELOPMENT EXPENDITURES:

Research and development costs are charged to operations as incurred.

INCOME TAXES:

The Company accounts for income taxes using the liability method. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

USE OF ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of

                 DSC DATALINK SYSTEMS CORPORATION
               (a company in the development stage)

                  NOTES TO FINANCIAL STATEMENTS
             (all dollar amounts in Canadian dollars)
                               ----

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued:

contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  PROPERTY AND EQUIPMENT:

Property and equipment comprise:
                                                    December 31,
                                               1995             1994

     Computer and office equipment           $ 69,048         $ 12,899
     Furniture and fixtures                     9,924              886
     Leasehold improvements                     3,220

                                               82,192           13,785
     Less accumulated depreciation
       and amortization                        15,299            2,025

                                             $ 66,893         $ 11,760
4.  RELATED PARTY TRANSACTIONS:

The amounts payable to related parties are non-interest bearing and are due on demand.

During the years ended December 31, 1995 and 1994, the Company was charged by certain shareholder companies for work performed in the amounts of $135,289 and $54,673, respectively. Total charges incurred for the period from June 15, 1993 (date of incorporation) to December 31, 1995 amounted to $189,962. In fiscal year 1995, services in the amount of $135,289 were exchanged for 3,439,900 of the Company's Class A shares.

5.  DEFERRED REVENUE:

During 1995, the Company entered into, but did not finalize, a licensing agreement with a Canadian company. In connection with this agreement, the Company received an advance payment of $100,000. Under the terms of the agreement, the licensee would receive the exclusive rights to provide certain services to the Company.

6.  COMMITMENTS:

The Company leases its facilities and certain office equipment under a noncancelable operating lease that expires on August 31, 2000. The Company is responsible for certain taxes, maintenance costs and insurance under the lease.

At December 31, 1995, future minimum facility lease payments are as follows:

       1996  $ 45,680          1998  $ 50,080          2000  $ 31,520
       1997    47,880          1999  $ 52,280

                 DSC DATALINK SYSTEMS CORPORATION
               (a company in the development stage)

                  NOTES TO FINANCIAL STATEMENTS
             (all dollar amounts in Canadian dollars)
                               ----

6.  COMMITMENTS, continued:

Rent expense for the period from June 15, 1993 (date of inception) to December 31, 1995 was $28,593, and for the years ended December 31, 1995, and 1994 were $25,251 and $3,342, respectively.

7.  SHAREHOLDERS' EQUITY:

COMMON STOCK:

The Company is authorized to issue shares of common stock, of which 25,000,000 has been designated Class A common stock. Holders of common stock are entitled to dividends as and when declared by the Board of Directors. The holder of each share of common stock is entitled to one vote.

8.  INCOME TAXES:

At December 31, 1995, the significant components of the net deferred tax asset of $238,000 comprised the Company net operating loss carryforwards. At December 31, 1995, the Company had Canadian federal and provincial net operating loss carryforwards of approximately $600,000, available to offset future regular taxable income. The Company's Canadian federal and provincial net operating loss carryforwards expire between 2000 and 2002, if not used before such time to offset future taxable income or tax liabilities.

In accordance with United States generally accepted accounting principles, a valuation allowance must be established for a deferred tax asset if it is uncertain that a tax benefit may be realized from the asset in the future. The Company has established a valuation allowance to the extent of its deferred tax assets since it is not certain that a benefit can be realized in the future due to the Company's operating losses.

9.  SUBSEQUENT EVENTS:

Effective January 16, 1996, shareholders of the Company exchanged 100% of their shares for 100% of the shares in Datalink Systems Corporation (Datalink), a U.S. corporation. As a result, DSC Datalink Systems Corporation became a wholly owned subsidiary company of Datalink Systems Corporation.

On June 27, 1996, Lord Abbott, Inc. (Abbott), a United States publicly traded corporation, completed the acquisition of 100% of the outstanding common stock of Datalink. Abbott issued a total of 16,465,316 shares of its common stock (approximately 99% of the shares now outstanding) to shareholders of Datalink at closing. Abbott, prior to the exchange of common stock with Datalink, had no operations and no business activities. For accounting purposes, the acquisition has been treated as a recapitalization of Datalink with Datalink as the acquiror (reverse acquisition).

Effective August 21, 1996, Datalink completed a transaction with a Canadian corporation (the Buyer) selling the Company's technology for cash and a note. At closing, Datalink received $1,500,000, an additional payment of $1,500,00 is
                               F-8
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                 DSC DATALINK SYSTEMS CORPORATION
               (a company in the development stage)

                  NOTES TO FINANCIAL STATEMENTS
             (all dollar amounts in Canadian dollars)
                               ----

9.  SUBSEQUENT EVENTS, continued:

due November 1996, and a note for $36,730,000. The note is due December 31, 2006 and bears interest at 8% per annum. The note is collateralized by the technology.

Datalink and the Buyer entered into a "Management and Marketing Agreement" dated August 21, 1996 (the Agreement). The Agreement expires August 31, 2001, and may be extended for two additional two year terms. The extension of the term will be automatic and Datalink or the Buyer during any extension can terminate the agreement with 90 days notice to the other party. The significant terms of the agreement are as follows:

Datalink will receive an annual fee of 10% of "Direct Cost Marketing, Distributing and Selling" technology related services, as defined in the Agreement, Datalink receives an exclusive worldwide right to use, modify and sublicense the source code for the technology, including application software, intellectual property and documentation, Datalink has first right of refusal in the event the Buyer desires to transfer all or part of the application software, The Buyer will receive, commencing January 1, 1997, an annual "owners fee" of $1,500,000, the owners fee to be applied as follows: pay accrued interest and the excess, if any; a) 60% of the remaining fee applied to the note balance, and b) 40% of the remaining fee paid in cash to the Buyer until the note is paid in full, Buyer will receive the "net revenue less owners fee payable," as defined in the Agreement, related to the technology sold to be applied as follows: a) 60% of the net revenue applied to the note balance, and b) 40% of the net revenue paid in cash to the Buyer until the note is paid in full, and After the note is paid, the "net revenue," as defined in the agreement, related to the technology sold to be applied as follows: 40% of the net revenue paid in cash to the Buyer.

The cash received by Datalink will be accounted for under the provisions of the "Emerging Issues Task Force, 88-18: Sales of Future Revenues." It is expected that the owners fees and net revenue allocated to the buyer will not be sufficient to service the note receivable principle and interest payments due Datalink and as such the note will not be recorded. The note is expected to have no financial statement impact.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   DATALINK SYSTEMS CORPORATION



Date:  September 10, 1996
                                   By /s/ Anthony N. LaPine
                                      Anthony N. LaPine, President and
                                      Chief Executive Officer (Principal
                                      Executive and Financial Officer)